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                                                                 Exhibit 10-(v)

                        ADDENDUM TO EMPLOYMENT AGREEMENT
                    BETWEEN VIRAGEN (EUROPE) LTD. (EMPLOYER)
                         AND DENNIS W. HEALEY (EMPLOYEE)

It is agreed by Employer and Employee that the Employment Agreement between Employer and Employee dated March 1, 1997 be amended such that the below referenced paragraph be replaced in its entirety by the following:

5.       COMPENSATION

         Employee shall receive an annual salary during the Employment Term as follows: $95,000 per annum, prorated monthly for the period March 1, 1997 through June 30, 1997; $52,000 for the period July 1, 1997 through June 30, 1998, and $57,000 per annum, prorated monthly for the period July 1, 1998 through February 28, 1999. Employee's salary shall be payable in accordance with the Company's normal payroll process, currently bi-weekly. Additional consideration payable to Employee hereunder consists of (a) subject to authorization of the Company's Board of Directors, the grant to Employee of options to acquire common stock of Employer (as further described herein), and (b) fringe benefits, if any, that shall be made available to Employee further described herein.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on July 3, 1997.



                                             Viragen (Europe) Ltd.



                                             /s/ GERALD SMITH
                                             ----------------------------------
                                             Gerald Smith
                                             President



                                             Employee



                                             /s/ DENNIS W. HEALEY
                                             ----------------------------------
                                             Dennis W. Healey